UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 5, 2004



                           HIGH COUNTRY BANCORP, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Colorado                           0-23409                84-1438612
-------------------------------          ---------              ------------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation)                          File Number)         Identification No.)


            7360 West US Highway 50, Salida, Colorado         81201
           -----------------------------------------------------------
           (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (719) 539-2516
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable.


     (b)  Not applicable.


     (c)  The following exhibit is filed herewith:


          Exhibit 99.1 Press Release dated February 5, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On February 5, 2004,  High Country  Bancorp,  Inc.  issued a press  release announcing its unaudited financial results for the quarter and six months ended December 31, 2004. A copy of the press release is attached to this Report as an exhibit and is furnished herewith.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HIGH COUNTRY BANCORP, INC.



                                   By: /s/ Larry D. Smith
                                       -----------------------------------------
                                       Larry D. Smith
                                       President and Chief Executive Officer


Date:  February 6, 2004